DIVIDEND GROWTH TRUST

Rising Dividend Growth Fund

Class A

Class C

Class I

Supplement to the Prospectus dated January 28, 2008

Supplement dated November 18, 2008

Redemption Fee. Effective November 1, 2008, the terms of the Fund’s redemption fee have changed. With respect to Class A and Class C shares, the Fund reserves the right to impose a redemption fee of 1.00% on redemptions within 60 days of acquisition. The fee is not applied to shares acquired through reinvestment of dividends or capital gain distributions. Class I shares are not subject to a redemption fee. All references in the Prospectus to the redemption fee are hereby modified accordingly.

Past Fund Performance. The performance table under heading “Rising Dividend Growth Fund – Performance Table (With Maximum Sales Charges)” in the prospectus and the accompanying footnotes to the performance table are hereby replaced in their entirety with the following performance table and footnotes, which reflect the revised redemption fee period for Class A and Class C shares of the Fund.

Performance Table (with Maximum Sales Charges)*

(Average annual total returns for the periods ended December 31, 2007)

	1 Year	Since Inception**
Class A Before Taxes Class A After Taxes on Distributions Class A After Taxes on Distributions and Sale of Fund Shares	2.64% 2.00% 1.92%	8.09% 7.51% 6.68%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	5.49%	10.11%
Class C Before Taxes***	8.19%	10.68%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	5.49%	11.06%
*	The redemption fee period for Class A and Class C shares was shortened from one year to 60 days effective November 1, 2008.
**	Inception date - Class A shares were first offered on March 18, 2004 and Class C shares were first offered on April 14, 2005.

*** Class C shares will automatically convert to Class A shares seven years after purchase.

This supplement and the Prospectus provide the information a prospective investor should know about the Fund and should be retained for future reference. The Fund’s Statement of Additional Information, dated January 28, 2008, as supplemented, has been filed with the Securities and Exchange Commission. You may obtain the Prospectus or Statement of Additional Information without charge by calling the Fund at (888) 826-2520.

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DIVIDEND GROWTH TRUST

Rising Dividend Growth Fund

Supplement to Statement of Additional Information

dated January 28, 2008

Supplement dated November 18, 2008

Effective November 1, 2008, the terms of the Fund’s redemption fee have changed. As a result, the paragraph describing the redemption fee, located on page 26 of the Statement of Additional Information, is deleted in its entirety, and replaced with the paragraph below.

Redemption Fees (Class A and Class C Shares). To discourage short-term trading, the Fund reserves the right to impose a 1.00% redemption fee on short-term redemptions of Class A and Class C shares within 60 days of acquisition. Redemption fees are not imposed on shares acquired through the reinvestment of dividends or capital gain distributions or involuntary redemptions. Redemption fees are paid to the Trust to help defray transaction costs.

You should read this Supplement in conjunction with the Statement of Additional Information, as well as the Fund’s Prospectus dated January 28, 2008, as supplemented, which provide information that you should know before investing in the Fund and should be retained for future reference. These documents are available upon request and without charge by calling the Fund at (888) 826-2520.

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